Balter L/S Small Cap Equity Fund

(the “Fund”)

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

Supplement dated December 9, 2016

to the Fund’s Prospectus to the Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2016

The following supplements information contained in the Fund’s current Prospectus and SAI.

On December 1, 2016, Balter Liquid Alternatives, LLC (the “Adviser”), the adviser for the Fund, provided notice of its intent to terminate the sub-advisory agreement dated July 10, 2015, as amended on November 13, 2015, with Apis Capital Advisors, LLC (“Apis”). Accordingly, effective February 1, 2017, Apis will no longer serve as sub-adviser to the Fund and will no longer manage the Fund’s global long/short equity portfolio. As of that date, the Fund’s assets will be managed by the Adviser or the remaining sub-advisers. References in the Fund’s Prospectus and SAI to Apis and its portfolio managers should be disregarded.

You should read this Supplement in conjunction with the Prospectus dated March 1, 2016, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-844-322-8112.